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                              NU-KOTE HOLDING, INC.

                         APPRECIATION RIGHT NOTIFICATION



     WHEREAS, ________________________ (the "Participant") is a senior executive officer of Nu-kote Holding, Inc., a Delaware corporation (the "Company"); and

     WHEREAS, the grant of an Appreciation Right to the Participant, effective _______________________ , 199__ (the "Date of Grant"), and the execution of a
Appreciation Right Notification in the form hereof have been duly authorized by a resolution of the Board duly adopted on _________________ , 199__ and incorporated herein by reference.

     NOW, THEREFORE, effective as of the Date of Grant, the Company hereby grants to the Participant an Appreciation Right with respect to _______________ shares (the "Shares") of Common Stock pursuant to the Company's Senior Management Stock Appreciation Rights Plan, as amended and/or restated from time to time (the "Plan"), to receive upon exercise an amount (the "Payment Amount") equal to the percentage set forth in the Certification (as hereinafter defined) of the product of (i) the difference between the Market Value Per Share on the date the Appreciation Right is exercised and $___________ per share (the "Grant Price"), and (ii) the number of shares of Common Stock in respect of which this Appreciation Right is exercised (such product being hereinafter referred to as the "Spread"), all subject, however, to the terms and conditions hereinafter set forth. Capitalized terms used in this Agreement that are not otherwise defined in this Notification are used as defined in the Plan. For purposes of this Appreciation Right, the term "Certification" shall mean the writing prepared by the Board, or a committee thereof designated for such purpose, and delivered to the Participant within 15 days after the expiration of the performance period set forth in Exhibit A hereto (the "Performance Period") or such earlier period or time otherwise required in this Notification, certifying to the performance level achieved by the Participant pursuant to the Performance Objectives set forth in Exhibit A hereto.

     1. (A) This Appreciation Right (until terminated as hereinafter provided) shall become exercisable only after the expiration of the Performance Period and delivery of the Certification, and then only in equal annual installments (which shall be cumulative) of 20% of the Shares, commencing 30 days after the expiration of the Performance Period. To the extent exercisable, this Appreciation Right may be exercised in whole or in part from time to time until this Appreciation Right shall terminate as provided in paragraph 3, except that this Appreciation Right shall not be exercised with respect to less than 1,000 shares of Common Stock unless the number of shares with respect to which it remains exercisable is less than 1,000.

          (B) Except as otherwise provided in paragraph 3, this Appreciation Right shall be exercisable only if the Participant shall have been in the continuous employ of the Company or a Subsidiary from the Date of Grant until this Appreciation Right or any installment thereof shall become exercisable. For the purposes of this paragraph, leaves of absence approved by the Board for physical or mental illness, military or governmental service, or other cause, shall be considered as employment.

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          (C)  Notwithstanding the provisions of subparagraph (A) of this paragraph 1, this Appreciation Right shall be exercisable to the extent of 100% of the Shares at the time the Participant ceases to be an employee of the Company or a Subsidiary upon the occurrence of any event described in subparagraph (B) or (C) of paragraph 3, whether before or after the expiration of the Performance Period, and upon any such occurrence, the Board shall prepare, or cause to be prepared, and deliver to the Participant a Certification based upon the Market Value Per Share on the date of such occurrence.

          (D) Notwithstanding the provisions of subparagraph (A) of this paragraph 1, this Appreciation Right shall be exercisable to the extent, and only to the extent, of the lesser of (i) 33 1/3% of the Shares or (ii) the shares in respect of which this Appreciation Right may be exercised under subparagraph (A) of this paragraph 1 at the date of termination, if the Participant is terminated as an employee of the Company or a Subsidiary for Cause (as hereinafter defined) after the expiration of the Performance Period. For purposes of this paragraph, the term "Cause" shall mean (i) Participant's willful failure to substantially perform his assigned duties with the Company or a Subsidiary, other than any such failure resulting from his incapacity due to physical or mental illness or Disability; (ii) the Participant's willfully engaging in any serious misconduct which, in the good faith opinion of the Board, is substantially injurious (monetarily or otherwise) to the Company or a Subsidiary; or (iii) the Participant's willful performance of any act or acts of dishonesty resulting or intended to result, directly or indirectly, in significant gain or personal enrichment at the expense of the Company or a Subsidiary.

          (E) Notwithstanding the provisions of subparagraph (A) of this paragraph 1, this Appreciation Right shall be exercisable to the extent of 100% of the Shares (i) if the Participant is terminated as an employee of the Company or a Subsidiary without Cause, or (ii) if the Participant voluntary resigns as an employee of the Company or any Subsidiary with Good Reason (as hereinafter defined) whether before or after the expiration of the Performance Period. If the termination or resignation set forth in the preceding sentence occurs before the expiration of the Performance Period, the Board shall prepare, or cause to be prepared, and deliver to the Participant a Certification based upon the Market Value Per Share on the date of such occurrence. For purposes of this paragraph, the term "Good Reason" shall mean (i) a substantial reduction in the Participant's duties and responsibilities, (ii) the assignment to the Participant of duties and responsibilities materially inconsistent with the Participant's position and status, (iii) a reduction of more than 25% in the Participant's annual base salary as in effect on the Date of Grant or as the same may be increased from time to time except for across-the-board salary reductions similarly affecting employees having seniority, duties and responsibilities comparable to those of the Participant, (iv) a transfer of the Participant's office to a location more than 50 miles from the Company's corporate headquarters, or (v) such other reason as the Board may, in its discretion, approve at least six months before any resignation.

          (F) Notwithstanding the provisions of subparagraph (A) of this paragraph 1, this Appreciation Right shall be exercisable to the extent, and only to the extent, of the lesser of (i) ___% of the Shares or (ii) the shares in respect of which this Appreciation Right may be

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exercised under subparagraph (A) of this paragraph 1 at the date of termination, if the Participant voluntary resigns as an employee of the Company or a Subsidiary without Good Reason after the expiration of the Performance Period.

          (G)  Notwithstanding anything in this paragraph 1 to the contrary,
(i) if at any time before the termination of the Performance Period and the delivery of a Certification the Common Stock shall not be listed for trading on a national securities exchange ("Delisted"), the Board shall prepare, or cause to be prepared, and deliver to the Participant a Certification based on the Market Value Per Share on the last trading day of the Common Stock ("Last Market Price") and such Certification shall be effective for any subsequent exercise of this Appreciation Right or any installment thereof, and (ii) if the Common Stock shall be Delisted after the delivery of any Certification, the Last Market Price shall be used to compute the Spread for any subsequent exercise of this Appreciation Right or any installment thereof.

          (H) Notwithstanding any other provision of this paragraph 1, this Appreciation Right may be exercised only when the Spread is a positive number.

     2. The Payment Amount may be paid by the Company in (i) cash, (ii) shares of Common Stock having an aggregate Market Value Per Share equal to the Payment Amount (including Restricted Stock), (iii) Company Securities having an aggregate Fair Market Value equal to the Payment Amount, or (iv) any combination of the foregoing, as determined by the Board in its sole discretion at the time of payment. Notwithstanding anything herein to the contrary, the Payment Amounts in respect of all exercises of this Appreciation Right shall not in any event exceed in the aggregate $____________.

     3. This Appreciation Right shall terminate on the earliest of the following dates:

          (A) 90 days after the termination of the Participant's employment with the Company or a Subsidiary (except by reason of death, Disability, or retirement at age 65, or early retirement with the consent of the Board) or the voluntary resignation of the Participant as an employee of the Company or a Subsidiary;

          (B) One year after the Participant ceases to be an employee of the Company or a Subsidiary by reason of retirement at age 65 or early retirement with the consent of the Board;

          (C) Two years after the death or Disability of the Participant if the Participant dies or becomes disabled while an employee of the Company or a Subsidiary; and

          (D)  ___ years from the Date of Grant.

Nothing contained in this Appreciation Right shall limit whatever right the Company or a Subsidiary might otherwise have to terminate the employment of the Participant. Except as otherwise provided in subparagraphs (C), (D), (E) and
(F)  of paragraph 1, after the termination

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of the Participant's employment or the voluntary resignation of the
Participant as an employee of the Company or a Subsidiary, this Appreciation Right shall be exercisable in respect of the same number of shares for which it was exercisable prior to such termination or resignation until this Appreciation Right shall terminate as provided in this paragraph 3.

     4. This Appreciation Right is not transferable or exercisable except as provided in Paragraph 6 of the Plan.

     5. (A) This Appreciation Right may be exercised only by surrender to the Company of the original copy of this Notification, along with a written request specifying the number of shares in respect of which this Appreciation Right is being exercised. If this Appreciation Right is not being exercised in respect of all the Shares and the Participant may thereafter be entitled to exercise it in respect of additional shares, the Company shall make an appropriate notation on the Appreciation Right and return it to the Participant, along with the Payment Amount related to the current exercise.

          (B) If the Company shall be required to withhold any Federal, state, local or foreign tax in connection with the exercise of this Appreciation Right, it shall be a condition to such exercise that the Participant or any transferee of the Participant pay or make provision satisfactory to the Company for payment of all such taxes. The Participant or any transferee of the Participant may elect that all or any part of such withholding requirement be satisfied by retention by the Company of a portion of the Payment Amount to be received upon exercise of this Appreciation Right in accordance with the provisions of the Plan. If such election is made and the Board determines to pay any portion of the Payment Amount the Participant or such transferee would have received in shares of Common Stock or Company Securities, any shares or securities so retained shall be credited against such withholding requirement at their aggregate Market Value Per Share or aggregate Fair Market Value, as the case may be, at the date of exercise.

     6. Upon an exercise of this Appreciation Right, and in the event the Board determines to deliver shares of Common Stock and/or Company Securities in payment of any portion of the Payment Amount, the Company as promptly as practicable shall mail or deliver to the Participant or transferee of the Participant a stock certificate or certificates representing the shares or instruments representing the securities then purchased, and shall pay all stamp taxes payable in connection therewith. The issuance of such shares or securities and delivery of the certificate or certificates representing such shares or instruments representing such securities shall, however, be subject to any delay necessary to complete (i) the listing of such shares or securities on any stock exchange upon which shares or securities of the same class are then listed, (ii) such registration or qualification of such shares or securities under any state or federal law, rule or regulation as the Company may determine to be necessary or advisable and (iii) the making of provision for the payment or withholding of any taxes required to be withheld pursuant to any applicable law in respect of the exercise of this Appreciation Right or the receipt of such shares or securities.

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     7.   Notwithstanding any other provision of this Notification, the
Appreciation Right herein granted shall be subject to all the terms and conditions of the Plan, which shall govern in the event of any conflict with the terms and conditions hereof, and shall not be exercisable until the Plan shall have been approved by the stockholders of the Company. This Notification shall be void and of no effect if stockholder approval of the Plan has not been obtained prior to the disbursement of any Payment Amount which may become payable hereunder.

     EXECUTED at Dallas, Texas this ____ day of June, 199__.

                              NU-KOTE HOLDING, INC.



                                   By:
                                      -------------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------

     The undersigned Participant hereby acknowledges receipt of an executed original of this Appreciation Right Notification and accepts the Appreciation Right granted thereunder.



                                      -------------------------------------
                                      Participant:
                                                  -------------------------












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